Exhibit 99.2

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma financial information is presented as a result of the acquisition of the Ritz-Carlton Laguna Niguel hotel and gives effect to the following transactions (a) the acquisition of an interest in two joint ventures which own the Chicago and Miami InterContinental hotels on April 1, 2005, (b) the acquisition of the Four Seasons Washington D.C. on March 1, 2006, (c) the acquisition of the Westin St. Francis San Francisco Hotel on June 1, 2006, (d) the acquisition of the Ritz-Carlton Laguna Niguel on July 7, 2006, (e) the disposition of the Marriott Rancho Las Palmas Resort on July 14, 2006, (f) the disposition of the Burbank Airport Hilton & Convention Center on September 7, 2006 (f) a July 2006 mortgage loan, (g) our March 2005; January and May 2006 preferred stock offerings, and (h) our January and May 2006 common stock offerings.

The historical financial information as of June 30, 2006 and for the six months then ended has been derived from our unuaudited financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006 and the historical financial information for each of the three years ended December 31, 2005 has been derived from our audited financial statements included in our Annual Report on Form 10-K/A for the year ended December 31, 2005.

The unaudited pro forma balance sheet data as of June 30, 2006 is presented as if the transactions described above had occurred on June 30, 2006. The unaudited pro forma statement of operations data for the six months ended June 30, 2006 and for the year ended December 31, 2005 are presented as if the transactions described above had occurred on January 1, 2005. The unaudited pro forma statement of operations data for each of the two years ended December 31, 2004 are presented as if the dispositions of the Marriott Rancho Las Palmas Resort and the Burbank Airport Hilton & Convention Center had occurred on January 1, 2003.

The unaudited pro forma financial information is presented for informational purposes only and does not purport to represent what our results of operations would actually have been if the transactions had in fact occurred on the earlier date discussed above. It also does not project or forecast our consolidated results of operations for any future date or period.

Strategic Hotels & Resorts, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

June 30, 2006

(in thousands)

	Strategic Hotels & Resorts, Inc. Historical Consolidated	Marriott Rancho Las Palmas Resort Disposition		Burbank Airport Hilton & Convention Center Disposition		Pro Forma Strategic Hotels & Resorts, Inc.		Ritz-Carlton Laguna Niguel Historical	Pro Forma Adjustments		Strategic Hotels & Resorts, Inc. Pro Forma Consolidated
Assets

Property and equipment	$1,849,541	$—		$(61,229	)(2a)	$1,788,312		$198,219	$(198,219)		$2,062,912
									274,600	(3b)
Less accumulated depreciation	(236,145)			13,662	(2b)	(222,483)		(57,024)	57,024	(3a)	(222,483)

Net property and equipment	1,613,396	—		(47,567)		1,565,829		141,195	133,405		1,840,429

Goodwill	163,175			(824	)(2c)	162,351		40,546	(40,546	)(3a)	224,508
									62,157	(3b)
Intangible assets	4,761					4,761			2,100	(3b)	6,861
Assets held for sale	46,602	(46,602	)(1a)			—					—
Investment in joint ventures	89,247					89,247					89,247
Cash and cash equivalents	153,915	56,000	(1b)	125,000	(2d)	277,046		3,219	(3,099	)(3c)	169,703
		(1,268	)(1c)	(1,957	)(2e)				220,000	(3d)
		5,642	(1d)	(53	)(2e)				(1,198	)(3e)
		(15,564	)(1e)	(41,506	)(2f)				(326,265	)(3f)
		(1,730	)(1f)	(1,433	)(2g)
Restricted cash and cash equivalents	22,257					22,257		5,500	(5,500	)(3a)	22,257
Accounts receivable, net	49,176			(244	)(2e)	48,932		6,892			55,824
Deferred financing costs, net	7,666			(357	)(2h)	7,309		57	(57	)(3a)	8,507
									1,198	(3e)
Other assets	111,041			(107	)(2e)	110,934		1,110			112,044
Insurance recoveries receivable	12,702					12,702					12,702

Total assets	$2,273,938	$(3,522)		$30,952		$2,301,368		$198,519	$42,195		$2,542,082

Liabilities and Shareholders’ Equity

Liabilities:
Mortgages and other debt payable	$699,413	$—		$(41,506)		$657,907	(2f)	$123,550	$(115,000	)(3g)	$886,457
									220,000	(3d)
Bank credit facility	—					—					—
Liabilities of assets held for sale	18,508	(18,508	)(1a)			—					—
Accounts payable and accrued expenses	135,967			(2,361	)(2e)	133,606		12,164			145,770
Distributions payable	19,115					19,115					19,115
Deferred gain on sale of hotels	106,574					106,574					106,574

Total liabilities	979,577	(18,508)		(43,867)		917,202		135,714	105,000		1,157,916
Minority interests in SHR’s operating partnership	13,289	212	(1g)	1,078	(2i)	14,579					14,579
Minority interests in consolidated hotel joint ventures	10,494					10,494					10,494
Shareholders’ equity:
8.5% Series A Cumulative Redeemable Preferred Shares	97,553					97,553					97,553
8.25% Series B Cumulative Redeemable Preferred Shares	110,878					110,878					110,878
8.25% Series C Cumulative Redeemable Preferred Shares	138,472					138,472					138,472
Contributed capital	—					—		366,142	(366,142	)(3a)	—
Distributions to parent	—					—		(315,444)	315,444	(3a)	—
Common shares	753					753					753
Additional paid-in capital	1,220,689	(212	)(1g)	(1,078	)(2i)	1,219,399					1,219,399
Accumulated (deficit) earnings	(221,708)	15,242	(1h)	75,176	(2j)	(131,903)		12,107	(12,107	)(3a)	(131,903)
		(256	)(1i)	(357	)(2h)
Accumulated distributions	(93,996)					(93,996)					(93,996)
Accumulated other comprehensive income	17,937					17,937					17,937

Total shareholders’ equity	1,270,578	14,774		73,741		1,359,093		62,805	(62,805)		1,359,093

Total liabilities and shareholders’ equity	$2,273,938	$(3,522)		$30,952		$2,301,368		$198,519	$42,195		$2,542,082

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2006

1.	Marriott Rancho Las Palmas Disposition – On July 14, 2006 we sold the Marriott Rancho Las Palmas Resort for $56.0 million. The following pro forma adjustments were made to account for this disposition:

a)	Reflects the elimination of assets held for sale and liabilities of assets held for sale.

b)	Reflects $56.0 million of cash received from the disposition.

c)	Reflects the $1.3 million of working capital proration adjustments.

d)	Reflects the $5.6 million of hotel-level cash and cash equivalents classified in assets held for sale that we retained in the disposition.

e)	Reflects the $15.6 million repayment of mortgage debt.

f)	Reflects the $1.7 million of closing costs

g)	Reflects the $0.2 million adjustment to minority interest to give effect to the 1.42% interest in the operating partnership owned by others.

h)	Reflects the $15.2 million of gain on sale.

i)	Reflects the $0.3 million loss on early extinguishment of debt.

2.	Burbank Airport Hilton & Convention Center Disposition – On September 7, 2006 we sold the Burbank Airport Hilton & Convention Center for $125.0 million. The following pro forma adjustments were made to account for this disposition:

a)	Reflects the $61.2 million elimination of property and equipment.

b)	Reflects the $13.7 million elimination of accumulated depreciation.

c)	Reflects the $0.8 million elimination of goodwill.

d)	Reflects $125.0 million of cash received from the disposition.

e)	Reflects the $2.0 million of working capital proration adjustments. Included in this amount is the $0.1 million elimination of hotel-level cash and cash equivalents.

f)	Reflects the $41.5 million repayment of mortgage debt.

g)	Reflects the $1.4 million of closing costs.

h)	Reflects the $0.4 million elimination of deferred financing costs.

i)	Reflects the $1.1 million adjustment to minority interest to give effect to the 1.42% interest in the operating partnership owned by others.

j)	Reflects the $75.2 million of gain on sale.

3.	Ritz-Carlton Laguna Niguel Historical and Pro Forma Adjustments – On July 7, 2006 we purchased the Ritz-Carlton Laguna Niguel hotel for $330.0 million plus assumed debt of $8.6 million. We used cash on hand, which included proceeds raised from common and preferred stock offerings and mortgage debt proceeds described below to acquire this property.

On July 6, 2006 we entered into a mortgage loan with Metropolitan Life Insurance Company. The principal amount of the loan is $220.0 million and the loan accrues interest at LIBOR plus 0.70%. The loan is secured by, among other things, the Westin St. Francis hotel. Proceeds from the loan were used to partially fund the acquisition of the Ritz-Carlton Laguna Niguel hotel.

The total estimated consideration as shown in the table below is allocated to the assets and liabilities of the Ritz-Carlton Laguna Niguel hotel as if the transaction had occurred on June 30, 2006.

(in thousands)
Total purchase price:
Cash consideration	$106,265
Mortgage loan	220,000

$326,265

Preliminary allocation of purchase price:
Fair value of property and equipment	$274,600
Goodwill	62,157
Fair value of other intangible assets	2,100
Hotel-level cash and cash equivalents acquired	120
Historical value of accounts receivable acquired	6,892
Historical value of other assets acquired	1,110
Other debt assumed	(8,550)
Historical value of accounts payable and accrued expenses assumed	(12,164)

$326,265

The following pro forma adjustments were made to account for this acquisition, the mortgage loan and minority interest for all pro forma activity:

a)	Reflects the elimination of the Ritz-Carlton Laguna Niguel hotel’s historical account balances.

b)	Reflects the fair value of assets acquired.

c)	Reflects the $3.1 million elimination of cash and cash equivalents not acquired in the transaction.

d)	Reflects the $220.0 million of mortgage loan proceeds.

e)	Reflects the $1.2 million of deferred financing costs applicable to closing the mortgage loan agreement.

f)	Reflects the estimated $326.3 million of cash paid to fund the transaction.

g)	Reflects the $115.0 million elimination of mortgage debt not assumed in the transaction.

Strategic Hotels & Resorts, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2006

(in thousands, except per share amounts)

	Strategic Hotels & Resorts, Inc. Historical Consolidated	Four Seasons Washington D.C. Acquisition		Westin St. Francis Acquisition		Burbank Airport Hilton & Convention Center Disposition		Strategic Hotels & Resorts, Inc. Pro Forma	Ritz-Carlton Laguna Niguel Historical	Pro Forma Adjustments		Strategic Hotels & Resorts, Inc. Pro Forma Consolidated
Revenues:
Rooms	$159,419	$3,246	(1a)	$27,084	(2a)	$(9,224	)(3a)	$180,525	$16,985	$—		$197,510
Food and beverage	96,468	1,935	(1b)	19,886	(2b)	(4,814	)(3b)	113,475	14,677			128,152
Other hotel operating revenue	27,391	720	(1c)	5,679	(2c)	(1,625	)(3c)	32,165	4,007			36,172

	283,278	5,901		52,649		(15,663)		326,165	35,669	—		361,834
Lease revenue	7,769							7,769				7,769

Total revenues	291,047	5,901		52,649		(15,663)		333,934	35,669	—		369,603
Operating Costs and Expenses:
Rooms	37,970	1,010	(1d)	8,752	(2d)	(1,978	)(3d)	45,754	4,518			50,272
Food and beverage	66,142	1,967	(1e)	15,511	(2e)	(3,051	)(3e)	80,569	10,229			90,798
Other departmental expenses	72,353	566	(1f)	4,869	(2f)	(3,645	)(3f)	74,143	9,574			83,717
Management fees	9,093	172	(1g)	3,637	(2g)	(502	)(3g)	12,400	1,031			13,431
Other hotel expenses	18,281	2,544	(1h)	8,655	(2h)	(1,209	)(3h)	28,271	1,408			29,679
Lease expense	6,619							6,619				6,619
Depreciation and amortization	29,228	743	(1i)	5,712	(2i)	(1,763	)(3i)	33,920	6,319	22	(4a)	40,261
Corporate expenses	12,589							12,589				12,589

Total operating costs and expenses	252,275	7,002		47,136		(12,148)		294,265	33,079	22		327,366

Operating income	38,772	(1,101)		5,513		(3,515)		39,669	2,590	(22)		42,237
Interest expense	(15,358)					882	(3j)	(14,476)	(5,380)	(845	)(4b)	(20,821)
										(120	)(4c)
Interest income	2,476					(55	) (3k)	2,421	75	(75	)(4d)	2,421
Equity in earnings(losses) of joint ventures	(947)							(947)				(947)
Gain on sale of assets	—							—	753			753
Other income, net	2,677							2,677	9	(9	) (4e)	2,677

Income (loss) before income taxes and minority interest	27,620	(1,101)		5,513		(2,688)		29,344	(1,953)	(1,071)		26,320
Income tax expense	(2,871)							(2,871)				(2,871)
Minority interest expense in SHR’s operating partnership	(632)	64	(1j)	(159	)(2j)	92	(3l)	(635)		80	(4f)	(555)
Minority interest expense in consolidated hotel joint ventures	(789)							(789)				(789)

Income from continuing operations	$23,328	$(1,037)		$5,354		$(2,596)		$25,049	$(1,953)	$(991)		$22,105

Income from continuing operations applicable to common shareholders per share:
Basic:	$0.23											$0.10 (5)
Diluted:	$0.23											$0.10 (5)

Notes to Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2006

1.	Four Seasons Washington D.C. Acquisition – On March 1, 2006 we purchased the Four Seasons Washington D.C. hotel. We used proceeds from common and preferred stock offerings to acquire this property. The following pro forma adjustments for the period from January 1, 2006 to February 28, 2006 were made to account for this acquisition:

a)	Reflects $3.2 million of rooms revenue.

b)	Reflects $1.9 million of food and beverage revenue.

c)	Reflects $0.7 million of other hotel operating revenue.

d)	Reflects $1.0 million of rooms expense.

e)	Reflects $2.0 million of food and beverage expense.

f)	Reflects $0.6 million of other departmental expenses.

g)	Reflects $0.2 million of management fees.

h)	Reflects $2.5 million of other hotel expenses.

i)	Reflects $0.7 million of depreciation and amortization expense, based on the carrying value of the acquired assets adjusted for purchase accounting.

j)	Reflects the $0.1 million adjustment for minority interest to give effect to the weighted average 5.86% interest in the operating partnership owned by others.

2.	Westin St. Francis Acquisition – On June 1, 2006 we purchased the Westin St. Francis hotel. We used proceeds from common and preferred stock offerings to acquire this property. The following pro forma adjustments for the period from January 1, 2006 to May 31, 2006 were made to account for this acquisition:

a)	Reflects $27.1 million of rooms revenue.

b)	Reflects $19.9 million of food and beverage revenue.

c)	Reflects $5.7 million of other hotel operating revenue.

d)	Reflects $8.8 million of rooms expense.

e)	Reflects $15.5 million of food and beverage expense.

f)	Reflects $4.9 million of other departmental expenses.

g)	Reflects $3.6 million of management fees.

h)	Reflects $8.7 million of other hotel expenses.

i)	Reflects $5.7 million of depreciation and amortization expense, based on the carrying value of the acquired assets adjusted for purchase accounting.

j)	Reflects the $0.2 million adjustment for minority interest to give effect to the weighted average 2.89% interest in the operating partnership owned by others.

3.	Burbank Airport Hilton & Convention Center Disposition – On September 7, 2006 we sold the Burbank Airport Hilton & Convention Center for $125.0 million. The following pro forma adjustments were made to account for this disposition:

a)	Reflects the $9.2 million elimination of rooms revenue.

b)	Reflects the $4.8 million elimination of food and beverage revenue.

c)	Reflects the $1.6 million elimination of other hotel operating revenue.

d)	Reflects the $2.0 million elimination of rooms expense.

e)	Reflects the $3.1 million elimination of food and beverage expense.

f)	Reflects the $3.6 million elimination of other departmental expenses.

g)	Reflects the $0.5 million elimination of management fees.

h)	Reflects the $1.2 million elimination of other hotel expenses.

i)	Reflects the $1.8 million elimination of depreciation and amortization expense.

j)	Reflects the $0.9 million elimination of interest expense.

k)	Reflects the $0.1 million elimination of interest income.

l)	Reflects the $0.1 million adjustment for minority interest to give effect to the weighted average interest in the operating partnership owned by others.

4.	Ritz-Carlton Laguna Niguel Historical and Pro Forma Adjustments – On July 7, 2006 we purchased the Ritz-Carlton Laguna Niguel hotel. We used proceeds from common and preferred stock offerings and mortgage debt proceeds to acquire this property. On July 6, 2006 we entered into a mortgage loan with Metropolitan Life Insurance Company. The principal amount of the loan is $220.0 million and the loan accrues interest at LIBOR plus 0.70%. The loan is secured by, among other things, the Westin St. Francis hotel. Proceeds from the loan were used to partially fund the acquisition of the Ritz-Carlton Laguna Niguel. The following pro forma adjustments were made to account for this acquisition, the mortgage loan and all pro forma activity:

a)	Reflects a $22,000 incremental increase from historical depreciation and amortization expense, based on the carrying value of the acquired assets adjusted for purchase accounting.

b)	Reflects a $0.8 million incremental increase from the historical interest expense related to the $220.0 million of mortgage debt. We used a weighted average LIBOR rate of 4.71% plus the designated spread to calculate interest expense for the floating rate loan.

c)	Reflects $0.1 million of amortization of deferred financing costs applicable to closing the mortgage loan agreement. Financing costs are amortized to interest expense over the life of the loan agreement (five years) using the straight-line method, which approximates the effective interest method.

d)	Reflects the $0.1 million elimination of interest income.

e)	Reflects the $9,000 elimination of other income, net.

f)	Reflects the $0.1 million adjustment for minority interest to give effect to the weighted average 2.64% interest in the operating partnership owned by others.

5.	Income From Continuing Operations Applicable to Common Shareholders Per Share Calculation –The following table calculates the pro forma weighted average basic and diluted income from continuing operations applicable to common shareholders per share:

	(In thousands except per share amounts)
	Basic	Diluted
Historical basic and diluted weighted average shares outstanding for the six months ended June 30, 2006	60,750	60,950
Pro forma impact of common stock offerings	14,030	14,030

Pro forma basic and diluted weighted average shares outstanding for the six months ended June 30, 2006	74,780	74,980

Pro forma income from continuing operations for the six months ended June 30, 2006	$22,105	$22,105
Historical preferred shareholder dividends	(9,620)	(9,620)
Pro forma Series B Preferred shareholder dividend	(791)	(791)
Pro forma Series C Preferred shareholder dividend	(4,513)	(4,513)

Pro forma income from continuing operations applicable to common shareholders for the six months ended June 30, 2006	$7,181	$7,181

Pro forma income from continuing operations applicable to common shareholders per share for the six months ended June 30, 2006 – basic and diluted	$0.10	$0.10

Strategic Hotels & Resorts, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2005

(in thousands, except per share amounts)

	Strategic Hotels & Resorts, Inc. Historical Consolidated	InterContinental Acquisition		Four Seasons Washington D.C. Acquisition		Westin St. Francis Acquisition		Marriott Rancho Las Palmas Resort Disposition		Burbank Airport Hilton & Convention Center Disposition		Strategic Hotels & Resorts, Inc. Pro Forma	Ritz- Carlton Laguna Niguel Historical	Pro Forma Adjustments		Strategic Hotels & Resorts, Inc. Pro Forma Consolidated
Revenues:
Rooms	$257,628	$14,420	(1a)	$14,426	(2a)	$64,182	(3a)	$(16,593	)(4a)	$(16,185	)(5a)	$317,878	$23,042	$—		$340,920
Food and beverage	164,838	8,632	(1b)	11,697	(2b)	42,859	(3b)	(10,772	)(4b)	(9,206	)(5b)	208,048	21,701			229,749
Other hotel operating revenue	53,492	809	(1c)	4,440	(2c)	18,600	(3c)	(7,380	)(4c)	(3,067	)(5c)	66,894	6,662			73,556

	475,958	23,861		30,563		125,641		(34,745)		(28,458)		592,820	51,405	—		644,225
Lease revenue	16,787											16,787				16,787

Total revenues	492,745	23,861		30,563		125,641		(34,745)		(28,458)		609,607	51,405	—		661,012
Operating Costs and Expenses:
Rooms	62,730	3,794	(1d)	5,513	(2d)	21,090	(3d)	(4,430	)(4d)	(3,807	)(5d)	84,890	7,039			91,929
Food and beverage	116,493	5,760	(1e)	11,213	(2e)	34,098	(3e)	(10,145	)(4e)	(5,659	)(5e)	151,760	16,760			168,520
Other departmental expenses	136,559	5,806	(1f)	2,672	(2f)	10,838	(3f)	(15,377	)(4f)	(7,177	)(5f)	133,321	18,084			151,405
Management fees	15,033	244	(1g)	870	(2g)	9,292	(3g)	(315	)(4g)	(853	)(5g)	24,271	1,489			25,760
Other hotel expenses	29,089	1,511	(1h)	13,901	(2h)	24,207	(3h)	(1,967	)(4h)	(2,098	)(5h)	64,643	3,269			67,912
Lease expense	13,178											13,178				13,178
Depreciation and amortization	49,824	3,535	(1i)	4,459	(2i)	13,708	(3i)	(2,786	)(4i)	(3,285	)(5i)	65,455	9,246	3,435	(6a)	78,136
Corporate expenses	21,023											21,023				21,023

Total operating costs and expenses	443,929	20,650		38,628		113,233		(35,020)		(22,879)		558,541	55,887	3,435		617,863

Operating income (loss)	48,816	3,211		(8,065)		12,408		275		(5,579)		51,066	(4,482)	(3,435)		43,149
Interest expense	(36,142)	(2,208	)(1j)					1,434	(4j)	1,661	(5j)	(35,382)	(10,184)	1,658	(6b)	(44,148)
		(127	)(1k)											(240	)(6c)
Interest income	2,117							(61	)(4k)	(51	)(5k)	2,005	236	(236	)(6d)	2,005
Gain on sale of assets	—											—	356			356
Loss on early extinguishment of debt	(7,572)							468	(4l)	564	(5l)	(6,540)	(2,215)	2,215	(6e)	(6,540)
Other income, net	8,359											8,359				8,359

Income (loss) before income taxes and minority interest	15,578	876		(8,065)		12,408		2,116		(3,405)		19,508	(16,289)	(38)		3,181
Income tax expense	(1,298)							(813	)(4m)	221	(5m)	(1,890)				(1,890)
Minority interests	(3,508)	(208	)(1l)	1,426	(2j)	(1,893	)(3j)	(236	)(4n)	726	(5n)	(3,693)		2,492	(6f)	(1,201)

Income (loss) from continuing operations	$10,772	$668		$(6,639)		$10,515		$1,067		$(2,458)		$13,925	$(16,289)	$2,454		$90

Income (loss) from continuing operations applicable to common shareholders per share:
Basic:	$0.11															$(0.50	)(7)
Diluted:	$0.11															$(0.50	)(7)

Notes to Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2005

1.	InterContinental Acquisition – We entered into partnership agreements with InterContinental Hotels Group (the Ventures) and on April 1, 2005 we purchased an 85% controlling interest in the Ventures which own the InterContinental hotels in Chicago and Miami. In connection with this transaction, the Ventures obtained $202.0 million of debt financing. Based on the nature of our preferred return, we did not record a minority interest allocation in consolidated hotel joint ventures to InterContinental Hotels Group during 2005. The following pro forma adjustments for the period from January 1, 2005 to March 31, 2005 were made to account for this acquisition and related debt financing:

a)	Reflects $14.4 million of rooms revenue.

b)	Reflects $8.6 million of food and beverage revenue.

c)	Reflects $0.8 million of other hotel operating revenue.

d)	Reflects $3.8 million of rooms expense.

e)	Reflects $5.8 million of food and beverage expense.

f)	Reflects $5.8 million of other departmental expenses.

g)	Reflects $0.2 million of management fees.

h)	Reflects $1.5 million of other hotel expenses.

i)	Reflects $3.5 million of depreciation and amortization expense, based on the carrying value of the acquired assets adjusted for purchase accounting.

j)	Reflects $3.0 million interest expense related to the new $202.0 million of variable mortgage debt that is collateralized by the assets and additional interest expense on our revolving credit facility. We used a weighted average LIBOR rate of 2.71% plus the designated spreads to calculate interest expense for the floating rate loans. Reflects the $0.8 million elimination of historical interest expense related to the revolving credit facility. The debt to which this historical interest expense relates was retired with the net proceeds received from the Series A preferred offering.

k)	Reflects $0.1 million of amortization of estimated deferred financing costs applicable to closing the mortgage loan agreement. Financing costs are amortized to interest expense over the life of the new loan agreement (five years) using the straight-line method, which approximates the effective interest method.

l)	Reflects the $0.2 million adjustment for minority interest to give effect to the weighted average 23.69% interest in the operating partnership owned by others.

2.	Four Seasons Washington D.C. Acquisition – On March 1, 2006 we purchased the Four Seasons Washington D.C. hotel. We used proceeds from common and preferred stock offerings to acquire this property. The following pro forma adjustments for the year were made to account for this acquisition:

a)	Reflects $14.4 million of rooms revenue.

b)	Reflects $11.7 million of food and beverage revenue.

c)	Reflects $4.4 million of other hotel operating revenue.

d)	Reflects $5.5 million of rooms expense.

e)	Reflects $11.2 million of food and beverage expense.

f)	Reflects $2.7 million of other departmental expenses.

g)	Reflects $0.9 million of management fees.

h)	Reflects $13.9 million of other hotel expenses.

i)	Reflects $4.5 million of depreciation and amortization expense, based on the carrying value of the acquired assets adjusted for purchase accounting.

j)	Reflects the $1.4 million adjustment for minority interest to give effect to the weighted average 17.68% interest in the operating partnership owned by others.

3.	Westin St. Francis Acquisition – On June 1, 2006 we purchased the Westin St. Francis hotel. We used proceeds from common and preferred stock offerings to acquire this property. The following pro forma adjustments for the year were made to account for this acquisition:

a)	Reflects $64.2 million of rooms revenue.

b)	Reflects $42.9 million of food and beverage revenue.

c)	Reflects $18.6 million of other hotel operating revenue.

d)	Reflects $21.1 million of rooms expense.

e)	Reflects $34.1 million of food and beverage expense.

f)	Reflects $10.8 million of other departmental expenses.

g)	Reflects $9.3 million of management fees.

h)	Reflects $24.2 million of other hotel expenses.

i)	Reflects $13.7 million of depreciation and amortization expense, based on the carrying value of the acquired assets adjusted for purchase accounting.

j)	Reflects the $1.9 million adjustment for minority interest to give effect to the weighted average 15.26% interest in the operating partnership owned by others.

4.	Marriott Rancho Las Palmas Disposition – On July 14, 2006 we sold the Marriott Rancho Las Palmas Resort for $56.0 million. The following pro forma adjustments were made to account for this disposition:

a)	Reflects the $16.6 million elimination of rooms revenue.

b)	Reflects the $10.8 million elimination of food and beverage revenue.

c)	Reflects the $7.4 million elimination of other hotel operating revenue.

d)	Reflects the $4.4 million elimination of rooms expense.

e)	Reflects the $10.1 million elimination of food and beverage expense.

f)	Reflects the $15.4 million elimination of other departmental expenses.

g)	Reflects the $0.3 million elimination of management fees.

h)	Reflects the $2.0 million elimination of other hotel expenses.

i)	Reflects the $2.8 million elimination of depreciation and amortization expense.

j)	Reflects the $1.4 million elimination of interest expense.

k)	Reflects the $0.1 million elimination of interest income.

l)	Reflects the $0.5 million elimination of loss on early extinguishment of debt.

m)	Reflects the $0.8 million reduction of deferred tax benefit.

n)	Reflects the $0.2 million elimination of minority interest to give effect to the weighted average interest in the operating partnership owned by others.

5.	Burbank Airport Hilton & Convention Center Disposition – On September 7, 2006 we sold the Burbank Airport Hilton & Convention Center for $125.0 million. The following pro forma adjustments were made to account for this disposition:

a)	Reflects the $16.2 million elimination of rooms revenue.

b)	Reflects the $9.2 million elimination of food and beverage revenue.

c)	Reflects the $3.1 million elimination of other hotel operating revenue.

d)	Reflects the $3.8 million elimination of rooms expense.

e)	Reflects the $5.7 million elimination of food and beverage expense.

f)	Reflects the $7.2 million elimination of other departmental expenses.

g)	Reflects the $0.9 million elimination of management fees.

h)	Reflects the $2.1 million elimination of other hotel expenses.

i)	Reflects the $3.3 million elimination of depreciation and amortization expense.

j)	Reflects the $1.7 million elimination of interest expense.

k)	Reflects the $0.1 million elimination of interest income.

l)	Reflects the $0.6 million elimination of loss on early extinguishment of debt.

m)	Reflects the $0.2 million increase of deferred tax benefit.

n)	Reflects the $0.7 million elimination of minority interest to give effect to the weighted average interest in the operating partnership owned by others.

6.	Ritz-Carlton Laguna Niguel Historical and Pro Forma Adjustments – On July 7, 2006 we purchased the Ritz-Carlton Laguna Niguel hotel. We used proceeds from common and preferred stock offerings and mortgage debt proceeds to acquire this property. On July 6, 2006 we entered into a mortgage loan with Metropolitan Life Insurance Company. The principal amount of the loan is $220.0 million and the loan accrues interest at LIBOR plus 0.70%. The loan is secured by, among other things, the Westin St. Francis hotel. Proceeds from the loan were used to partially fund the acquisition of the Ritz-Carlton Laguna Niguel. The following pro forma adjustments were made to account for this acquisition, the mortgage loan and minority interest for all pro forma activity:

a)	Reflects a $3.4 million incremental increase from historical depreciation and amortization expense, based on the carrying value of the acquired assets adjusted for purchase accounting.

b)	Reflects a $1.7 million incremental decrease from historical interest expense related to the $220.0 million of mortgage debt. We used a weighted average LIBOR rate of 3.46% plus the designated spread to calculate interest expense for the floating rate loan.

c)	Reflects $0.2 million of amortization of deferred financing costs applicable to closing the mortgage loan agreement. Financing costs are amortized to interest expense over the life of the loan agreement (five years) using the straight-line method, which approximates the effective interest method.

d)	Reflects the $0.2 million elimination of interest income.

e)	Reflects the $2.2 million elimination of loss on early extinguishment of debt.

f)	Reflects the $2.5 million adjustment for minority interest to give effect to the weighted average 15.26% interest in the operating partnership owned by others.

7.	Loss From Continuing Operations Applicable to Common Shareholders Per Share Calculation –The following table calculates the pro forma weighted average basic and diluted loss from continuing operations applicable to common shareholders per share:

	(In thousands except per share amounts)
	Basic	Diluted
Historical basic and diluted weighted average shares outstanding for the year ended December 31, 2005	35,376	35,577
Pro forma impact of common stock offerings	24,100	24,100
Restricted stock units no longer dilutive under pro forma loss from continuing operations	—	(201)

Pro forma basic and diluted weighted average shares outstanding for the year ended December 31, 2005	59,476	59,476

Pro forma income from continuing operations for the year ended December 31, 2005	$90	$90
Historical preferred shareholder dividends	(6,753)	(6,753)
Pro forma Series A Preferred shareholder dividend	(1,747)	(1,747)
Pro forma Series B Preferred shareholder dividend	(9,488)	(9,488)
Pro forma Series C Preferred shareholder dividend	(11,859)	(11,859)

Pro forma loss from continuing operations applicable to common shareholders for the year ended December 31, 2005	$(29,757)	$(29,757)

Pro forma loss from continuing operations applicable to common shareholders per share for the year ended December 31, 2005 – basic and diluted	$(0.50)	$(0.50)

Strategic Hotels & Resorts, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2004

(in thousands, except per share amounts)

	Strategic Hotels & Resorts, Inc. Historical Consolidated	Marriott Rancho Las Palmas Resort Disposition		Burbank Airport Hilton & Convention Center Disposition		Strategic Hotels & Resorts, Inc. Pro Forma Consolidated
Revenues:
Rooms	$248,371	$(15,473	)(1a)	$(12,667	)(2a)	$220,231
Food and beverage	138,480	(9,835	)(1b)	(8,051	)(2b)	120,594
Other hotel operating revenue	49,827	(7,507	)(1c)	(2,509	)(2c)	39,811

	436,678	(32,815)		(23,227)		380,636

Lease revenue	24,233					24,233

Total revenues	460,911	(32,815)		(23,227)		404,869
Operating Costs and Expenses:
Rooms	62,772	(4,267	)(1d)	(3,382	)(2d)	55,123
Food and beverage	106,131	(9,405	)(1e)	(5,036	)(2e)	91,690
Other departmental expenses	125,803	(15,165	)(1f)	(6,239	)(2f)	104,399
Management fees	16,351	(802	)(1g)	(697	)(2g)	14,852
Other hotel expenses	27,722	(1,385	)(1h)	(1,779	)(2h)	24,558
Lease expense	6,446					6,446
Depreciation and amortization	57,275	(2,633	)(1i)	(3,065	)(2i)	51,577
Corporate expenses	28,845					28,845

Total operating costs and expenses	431,345	(33,657)		(20,198)		377,490

Operating income	29,566	842		(3,029)		27,379

Interest expense	(62,191)	1,819	(1j)	2,024	(2j)	(58,348)

Interest income	1,255	(6	)(1k)	(18	)(2k)	1,231
Loss on early extinguishment of debt	(20,874)	628	(1l)	(1,305	)(2l)	(21,551)
Other income, net	549					549

Loss before income taxes and minority interest	(51,695)	3,283		(2,328)		(50,740)
Income tax expense	(2,388)					(2,388)
Minority interests	1,993	(809	)(1m)	145	(2m)	1,329

Loss from continuing operations	$(52,090)	$2,474		$(2,183)		$(51,799)

Loss from continuing operations applicable to common shareholders per share:
Basic:	$(2.14)					$(2.12	)(3)
Diluted:	$(2.14)					$(2.12	)(3)

Notes to Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2004

1.	Marriott Rancho Las Palmas Resort Disposition – On July 14, 2006 we sold the Marriott Rancho Las Palmas Resort for $56.0 million. The following pro forma adjustments were made to account for this disposition:

a)	Reflects the $15.5 million elimination of rooms revenue.

b)	Reflects the $9.8 million elimination of food and beverage revenue.

c)	Reflects the $7.5 million elimination of other hotel operating revenue.

d)	Reflects the $4.3 million elimination of rooms expense.

e)	Reflects the $9.4 million elimination of food and beverage expense.

f)	Reflects the $15.2 million elimination of other departmental expenses.

g)	Reflects the $0.8 million elimination of management fees.

h)	Reflects the $1.4 million elimination of other hotel expenses.

i)	Reflects the $2.6 million elimination of depreciation and amortization expense.

j)	Reflects the $1.8 million elimination of interest expense.

k)	Reflects the $6,000 elimination of interest income.

l)	Reflects the $0.6 million elimination of loss on early extinguishment of debt.

m)	Reflects the $0.8 million elimination of minority interest to give effect to the weighted average interest in the operating partnership owned by others.

2.	Burbank Airport Hilton & Convention Center Disposition – On September 7, 2006 we sold the Burbank Airport Hilton & Convention Center for $125.0 million. The following pro forma adjustments were made to account for this disposition:

a)	Reflects the $12.7 million elimination of rooms revenue.

b)	Reflects the $8.1 million elimination of food and beverage revenue.

c)	Reflects the $2.5 million elimination of other hotel operating revenue.

d)	Reflects the $3.4 million elimination of rooms expense.

e)	Reflects the $5.0 million elimination of food and beverage expense.

f)	Reflects the $6.2 million elimination of other departmental expenses.

g)	Reflects the $0.7 million elimination of management fees.

h)	Reflects the $1.8 million elimination of other hotel expenses.

i)	Reflects the $3.1 million elimination of depreciation and amortization expense.

j)	Reflects the $2.0 million elimination of interest expense.

k)	Reflects the $18,000 elimination of interest income.

l)	Reflects the $1.3 million elimination of loss on early extinguishment of debt.

m)	Reflects the $0.1 million elimination of minority interest to give effect to the weighted average interest in the operating partnership owned by others.

3.	Loss From Continuing Operations Applicable to Common Shareholders Per Share Calculation –The following table calculates the pro forma weighted average basic and diluted loss from continuing operations applicable to common shareholders per share:

	(In thousands except per share amounts)
	Basic	Diluted
Historical and pro forma basic and diluted weighted average shares outstanding for the year ended December 31, 2004	24,390	24,390

Pro forma loss from continuing operations applicable to common shareholders for the year ended December 31, 2004	$(51,799)	$(51,799)

Pro forma loss from continuing operations applicable to common shareholders per share for the year ended December 31, 2004 – basic and diluted	$(2.12)	$(2.12)

Strategic Hotels & Resorts, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2003

(in thousands, except per share amounts)

	Strategic Hotels & Resorts, Inc. Historical Consolidated	Marriott Rancho Las Palmas Resort Disposition		Burbank Airport Hilton & Convention Center Disposition		Strategic Hotels & Resorts, Inc. Pro Forma Consolidated
Revenues:
Rooms	$297,542	$(15,790	)(1a)	$(12,237	)(2a)	$269,515
Food and beverage	158,158	(10,821	)(1b)	(6,837	)(2b)	140,500
Other hotel operating revenue	54,393	(7,761	)(1c)	(2,626	)(2c)	44,006

	510,093	(34,372)		(21,700)		454,021

Lease revenue	27,638					27,638

Total revenues	537,731	(34,372)		(21,700)		481,659
Operating Costs and Expenses:
Rooms	77,588	(3,935	)(1d)	(3,046	)(2d)	70,607
Food and beverage	123,204	(9,907	)(1e)	(4,624	)(2e)	108,673
Other departmental expenses	140,117	(14,758	)(1f)	(5,932	)(2f)	119,427
Management fees	18,330	(1,031	)(1g)	(650	)(2g)	16,649
Other hotel expenses	34,948	(1,502	)(1h)	(1,718	)(2h)	31,728
Lease expense	—					—
Depreciation and amortization	78,760	(2,510	)(1i)	(2,857	)(2i)	73,393
Corporate expenses	21,912					21,912

Total operating costs and expenses	494,859	(33,643)		(18,827)		442,389

Operating income	42,872	(729)		(2,873)		39,270

Interest expense	(104,059)	2,262	(1j)	3,256	(2j)	(98,541)

Interest income	2,606	(7	)(1k)	(101	)(2k)	2,498
Loss on early extinguishment of debt	(13,121)			531	(2l)	(12,590)
Other expense, net	(7,031)					(7,031)

Loss before income taxes and minority interest	(78,733)	1,526		813		(76,394)
Income tax expense	2					2
Minority interests	(2,895)					(2,895)

Loss from continuing operations	$(81,626)	$1,526		$813		$(79,287)

Loss from continuing operations applicable to common shareholders per share:
Basic:	$(4.81)					$(4.66	)(3)
Diluted:	$(4.81)					$(4.66	)(3)

Notes to Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2003

1.	Marriott Rancho Las Palmas Resort Disposition – On July 14, 2006 we sold the Marriott Rancho Las Palmas Resort for $56.0 million. The following pro forma adjustments were made to account for this disposition:

a)	Reflects the $15.8 million elimination of rooms revenue.

b)	Reflects the $10.8 million elimination of food and beverage revenue.

c)	Reflects the $7.8 million elimination of other hotel operating revenue.

d)	Reflects the $3.9 million elimination of rooms expense.

e)	Reflects the $9.9 million elimination of food and beverage expense.

f)	Reflects the $14.8 million elimination of other departmental expenses.

g)	Reflects the $1.0 million elimination of management fees.

h)	Reflects the $1.5 million elimination of other hotel expenses.

i)	Reflects the $2.5 million elimination of depreciation and amortization expense.

j)	Reflects the $2.3 million elimination of interest expense.

k)	Reflects the $7,000 elimination of interest income.

2.	Burbank Airport Hilton & Convention Center Disposition – On September 7, 2006 we sold the Burbank Airport Hilton & Convention Center for $125.0 million. The following pro forma adjustments were made to account for this disposition:

a)	Reflects the $12.2 million elimination of rooms revenue.

b)	Reflects the $6.8 million elimination of food and beverage revenue.

c)	Reflects the $2.6 million elimination of other hotel operating revenue.

d)	Reflects the $3.0 million elimination of rooms expense.

e)	Reflects the $4.6 million elimination of food and beverage expense.

f)	Reflects the $5.9 million elimination of other departmental expenses.

g)	Reflects the $0.7 million elimination of management fees.

h)	Reflects the $1.7 million elimination of other hotel expenses.

i)	Reflects the $2.9 million elimination of depreciation and amortization expense.

j)	Reflects the $3.3 million elimination of interest expense.

k)	Reflects the $0.1 million elimination of interest income.

l)	Reflects the $0.5 million elimination of loss on early extinguishment of debt.

3.	Loss From Continuing Operations Applicable to Common Shareholders Per Share Calculation –The following table calculates the pro forma weighted average basic and diluted loss from continuing operations applicable to common shareholders per share:

	(In thousands except per share amounts)
	Basic	Diluted
Historical and pro forma basic and diluted weighted average shares outstanding for the year ended December 31, 2003	17,002	17,002

Pro forma loss from continuing operations applicable to common shareholders for the year ended December 31, 2003	$(79,287)	$(79,287)

Pro forma loss from continuing operations applicable to common shareholders per share for the year ended December 31, 2003 – basic and diluted	$(4.66)	$(4.66)